UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2024

 ALPHA METALLURGICAL RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-38735	81-3015061
(Commission File Number)	(IRS Employer Identification No.)

340 Martin Luther King Jr. Blvd. Bristol, Tennessee 37620
(Address of Principal Executive Offices, zip code)

(423) 573-0300
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index

Item 2.02 Results of Operations and Financial Condition.

On February 26, 2024, Alpha Metallurgical Resources, Inc. (the “Company”) issued a press release announcing earnings and other financial results for its fiscal quarter and year ended December 31, 2023. The press release is attached hereto as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2024, directors Michael J. Quillen and Albert E. Ferrara, Jr. each advised David J. Stetson, the chair of the board of Alpha Metallurgical Resources, Inc. (the “Company”), that they would resign from the board before the open of the New York Stock Exchange on Monday, February 26, 2024. Because of the director age limitation contained in the Company’s Corporate Governance Guidelines, neither Mr. Quillen nor Mr. Ferrara was eligible to stand for re-election at the Company’s annual meeting of stockholders, scheduled for May 2, 2024. On the same date, director Elizabeth A. Fessenden also advised Mr. Stetson that she would resign from the board on the same date and at the same time as Messrs. Quillen and Ferrara. None of these departures is a result of any disagreement with the company.

Also on February 22, 2024, the board appointed Shelly Lombard as a director of the Company and as chair of the board’s audit committee, effective as of the close of the New York Stock Exchange on Monday, February 26, 2024. There are no arrangements or understandings between Ms. Lombard and any other persons pursuant to which she was selected as a director. Ms. Lombard does not have any family relationship with any of the Company’s directors or executive officers or any person nominated by the Company to be a director or executive officer. She will be compensated for her service according to the Company’s Non-Employee Director Compensation Policy, as amended from time to time.

Also on February 22, 2024, the board approved a decrease in the size of the board from nine members to seven members, effective as of February 26, 2024.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release dated February 26, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Metallurgical Resources, Inc.

Date: February 26, 2024	By:	/s/ J. Todd Munsey
Name: J. Todd Munsey
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release dated February 26, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)